UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 29, 2012

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13950 Stowe Drive
Poway, California  92064
 (Address of principal executive offices, including zip code)

(858) 726-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 29, 2012, the Board of Directors, or the Board, of Digirad Corporation, or the Company, as part of a plan of reorganization of the Board, adopted certain changes to its policies with respect to the composition of the Board and its committees and director stock ownership guidelines.

To this effect, the Board adopted a Corporate Governance Policy, in the form attached hereto as Exhibit 99.2, and an amended and restated Corporate Governance Committee Charter, in the form attached hereto as Exhibit 99.3, each of which is effective immediately.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description

99.1	Press Release.
99.2	Corporate Governance Policy.
99.3	Amended and Restated Corporate Governance Committee Charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Todd P. Clyde
Todd P. Clyde President and Chief Executive Officer

Date:  March 1, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release.
99.2	Corporate Governance Policy.
99.3	Amended and Restated Corporate Governance Committee Charter.